UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2013

Item 1: The schedule of investments for the three-month period ended September 30, 2013 is filed herewith.

Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited)

September 30, 2013

No. of Shares	Description	Value
EQUITY SECURITIES-102.9%
LONG-TERM EQUITY SECURITIES-102.9%
AIRLINES-2.5%
182,500	Latam Airlines Group S.A.	$2,765,576

BEVERAGES-17.5%
387,283	Cia Cervecerías Unidas S.A.	5,148,428
1,343,011	Coca-Cola Embonor S.A., PNA(a)	3,445,664
1,342,161	Embotelladora Andina S.A., PNA	5,586,687
2,847,000	Viña Concha y Toro S.A.	5,315,754
		19,496,533
CHEMICALS-5.5%
115,650	Sociedad Quimica y Minera de Chile S.A., Class B, ADR	3,533,108
84,500	Sociedad Química y Minera de Chile S.A., PNB	2,569,737
		6,102,845
COMMERCIAL BANKS-19.3%
40,263,948	Banco de Chile	5,970,790
41,967	Banco de Crédito e Inversiones	2,490,666
198,886,987	Banco Santander Chile	12,979,371
		21,440,827
ELECTRIC UTILITIES-9.3%
32,441,000	Enersis S.A.	10,363,767

FOOD & STAPLES RETAILING-3.1%
763,000	Cencosud S.A.	3,407,235

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-2.3%
1,850,000	Empresa Nacional de Electricidad S.A.	2,584,319

IT SERVICES-4.5%
1,857,000	Sonda S.A.	4,952,000

MULTILINE RETAIL-9.5%
1,106,083	S.A.C.I. Falabella	10,606,125

OIL, GAS & CONSUMABLE FUELS-9.9%
780,889	Empresas COPEC S.A.	10,984,273

PAPER & FOREST PRODUCTS-9.6%
3,515,130	Empresas CMPC S.A.	10,703,823

REAL ESTATE MANAGEMENT & DEVELOPMENT-4.5%
2,599,000	Parque Arauco S.A.	4,984,313

WATER UTILITIES-2.4%
1,442,500	Inversiones Aguas Metropolitanas S.A.	2,718,130

WIRELESS TELECOMMUNICATION SERVICES-3.0%
203,000	ENTEL Chile S.A.	3,289,827
	Total Long-Term Equity Securities (cost $68,169,820)	114,399,593
RIGHTS SECURITIES-0.0%
RIGHTS-0.0%
62,013	Cia Cervecerias Unidas S.A.(b)	25,309
	Total Rights Securities (cost $0)	25,309
	Total Equity Securities (cost $68,169,820)	114,424,902

Principal Amount (000’s)
SHORT-TERM INVESTMENT-0.2%
GRAND CAYMAN-0.2%

See Notes to Portfolio of Investments.

$233	JPMorgan Chase & Co., overnight deposit, 3.00%, 10/01/13 (cost $233,000)	233,000
	Total Investments-103.1% (cost $68,402,820)	$114,657,902
	Liabilities in Excess of Cash and Other Assets-(3.1)%	(3,491,019)
	Net Assets-100.0%	$111,166,883

(a)                                      Illiquid Security.

(b)                                      Non-income producing security.

ADR           American Depositary Receipts.

PNA             Preferred Shares, Class A.

PNB             Preferred Shares, Class B.

See Notes to Portfolio of Investments.

Aberdeen Chile Fund, Inc.

Notes to Portfolio of Investments (unaudited)

September 30, 2013

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price on the mean price as noted above. Valuation factors are provided by an independent pricing service provider. Their valuation factors are used when pricing the Fund’s portfolio holding to estimate market movements between the time markets close and the time the Fund values such foreign securities. When the prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These valuation factors are based on inputs, such as depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a valuation factor is determined as a Level 2 investment. When no valuation factor is applied, the security is determined as a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 09/30/2013
Long-Term Investments	$114,399,593	$—	$—	$114,399,593
Rights	25,309	—	—	25,309
Short-Term Investments	—	233,000	—	233,000
Total	$114,424,902	$233,000	$—	$114,657,902

Amounts listed as “-” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the period ended September 30, 2013, there have been no transfers between levels and no significant changes to the fair valuation methodologies.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)                                   market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)          purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign currency transactions represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Tax Cost:

At September 30, 2013, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $68,402,820, $49,256,128, $(3,001,046) and $46,255,082, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

(g) Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2013.

Item 2 – Controls and Procedures

a)             The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)), as of the Evaluation Date.

b)             There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)         Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.302CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date: November 26, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Chile Fund, Inc.

Date: November 26, 2013